For period ending March 31, 1998

File number 811-4587


77.  A.   Is the Registrant filing any of the following attachments with the current filing of Form
N-SAR?  (ANSWER FOR ALL SERIES AS A GROUP)                    _Y_
Y/N


NOTE: If answer is Y (Yes), mark those items below being filed as an attachment to this form or incorporated by
reference.              __
                                                                        Y/N

     B.   Accountant s report on internal control                       ___
     C.   Matters submitted to a vote of security holders                 _N_
     D.   Policies with respect to security investments                   _N_
     E.   Legal proceedings                                               _N_
     F.   Changes in security for debt                                    _N_
     G.   Defaults and arrears on senior securities                       _N_
     H.   Changes in control of Registrant                                _N_
     I.   Terms of new or amended securities                              _N_
     J.   Revaluation of assets or restatement of capital share account   _N_
     K.   Changes in Registrant s certifying accountant                   _N_
     L.   Changes in accounting principles and practices                _n__
     M.   Mergers                                                         _N_
     N.   Actions required to be reported pursuant to Rule 2a-7           _N_
     O.   Transactions effected pursuant to Rule 10f-3                  _Y_
     P.   Information required to be filed pursuant to existing exemptive
     orders           _N_
Attachment Information (Cont. On Screen 39)

 For period ending March 31, 1998

File number 811-4587


Attachment Information (Cont. from Screen 38)

77.  Q.   1.   Exhibits                                                   _N_
                                                                        Y/N

          2.   Any information called for by instructions to sub-item 77Q2
          _N_
          Y/N
          3.   Any information called for by instructions to sub-item 77Q3
          _N_
          Y/N
          SCREEN NUMBER:  39
          __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __
          __ __ __  __ __ __ __ __ __ __ __ __ __ __
          79. List the 811 numbers and names of Registrant s wholly-owned investment company subsidiaries consolidated in this report.

811 Number                                              Subsidiary Name
 For period ending March 31, 1998

File number 811-4587




ANNUAL SUPPLEMENT
Page 53 is to be filed only once each year at the end of Registrant s fiscal year.
105. Fidelity bond(s) in effect at the end of the period:

     A.     Insurer Name:  ICI Mutual Insurance Co.

     B.     Second Insurer:

     C.     Aggregate face amount of coverage for Registrant on all bonds on which
            it is named as an insured ($000 s omitted)               $45,000

106. A.     Is the bond part of a joint fidelity bond(s) shared with other investment companies
            or other entities?                                          Y
                                                                       Y/N

     B. If the answer to 106A is Y (Yes), how many other investment companies or other
            entities are covered by the bond?                          67
            NOTE:  Count each series as a separate investment company.

107. A.     Does the mandatory coverage of the fidelity bond have a
deductible?      N
                                                                       Y/N

     B.     If the answer to 107A is  Y  (Yes), what is the amount of the
     deductible?           $______

108. A.     Were any claims with respect to this Registrant filed under the bond during
            the period?                                                 N
                                                                       Y/N

     B.     If the answer to 108A is  Y  (Yes), what was the total amount of
     such claim(s)?          $______

109. A.     Were any losses incurred with respect to this Registrant that could have been filed
            as a claim under the fidelity bond but were not?            N
                                                                       Y/N

     B. If the answer to sub-item 109A is Y (Yes), what was the total amount of such losses?  ($000 s omitted)
            $______

110. A.     Are Registrant s officers and directors covered as officers and directors of
            Registrant under any errors and omissions insurance policy owned by the Registrant
            or anyone else?                                             Y
                                                                       Y/N

     B.     Were any claims filed under such policy during the period with respect to
            Registrant?                                                 N
                                                                       Y/NFORM
                                                                       10f-3
                                                                       FUND:
           PaineWebber Financial Services Growth Fund,
           Inc.
           Record of Securities Purchased Under the Fund's Rule 10f-3
           Procedures
           1.   Issuer:  Boston Properties
           2.   Date of Purchase:  6/17/97
           3.  Date offering commenced:  6/18/97
           4.   Underwriters from whom purchased:  Merrill Lynch
           5. "Affiliated Underwriter" managing or participating in syndicate:
           PaineWebber

6.   Aggregate principal amount of purchase:  305,000

7.   Aggregate principal amount of offering:  785,000,000

8.   Purchase price (net of fees and expenses):  $25

9.   Initial public offering price:  $25

10.  Commission, spread or profit:           %    $.95




11.  Have the following conditions been satisfied?
YES
NO


a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934. ___X___





_______


b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated). ___X___ _______

c.   The underwriting was a firm commitment underwriting.
___X___
_______

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
_X___
_______
e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.
___X___


(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.
__
_______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.
___X___
_______
The purchase price was less than 3% of the Fund's total assets.
___X___
_______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.
X___
_____
Approved:                     Date:  6/19/97
FORM 10f-3     FUND: PaineWebber Financial Services Growth Fund, Inc.
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.   Issuer:  Arm Financial
2.   Date of Purchase:  6-18-97
3.  Date offering commenced:  6-18-97
4.   Underwriters from whom purchased:  Morgan Stanley
5.   "Affiliated Underwriter" managing or participating in syndicate:
PWJ
6.   Aggregate principal amount of purchase:  142,500
7.   Aggregate principal amount of offering:  120,000,000
8.   Purchase price (net of fees and expenses):  15
9.   Initial public offering price:  15
10.  Commission, spread or profit:           %    $.63
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities Exchange Act       of 1934.
___X___
_______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a  rights  offering, , the securities were  purchased  on or before the  fourth day preceding the  day  on which the offering terminated).
___X___
______
c.   The underwriting was a firm commitment underwriting.
___X___
_______
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.___X___  _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______
(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating or ganization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least ne such rating  organization. _______  _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___ _______
g.   The purchase price was less than 3% of the Fund's total assets.
___X___ _______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated  Underwriter. ___X___ _______ Approved: Date:
5/19/97 FORM 10f-3     FUND: PaineWebber Financial Services Growth Fund, Inc.
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
 .   Issuer:  Equity Office  2.   Date of Purchase:  7/7/97
3.  Date offering commenced:  7/7/97
4.   Underwriters from whom purchased:  Merrill Lynch
5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber
 .   Aggregate principal amount of purchase:  283,500
7.   Aggregate principal amount of offering:  525,000,000
8.   Purchase price (net of fees and expenses):  $21
9.   Initial public offering price:  $21
10.  Commission, spread or profit:           %    $.82
11.  Have the following conditions been satisfied?  YES
nO
a.   The securities are part of an issue registered under the Securities
Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934. ___X___ _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
___X___ _______
c.   The underwriting was a firm commitment underwriting.  ___X___ _______
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___ _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______
(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rati n g organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___ ______
g.   The purchase price was less than 3% of the Fund's total assets. ___X___
_______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter. __X____ _______
Approved: Date:  7/8/97
FORM 10f-3     FUND:  PaineWebber Financial Services Growth Fund, Inc.
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.   Issuer:  Arden Realty
2.   Date of Purchase:  7/17/97
3.  Date offering commenced:  7/17/97
4.   Underwriters from whom purchased:  Lehman Brothers
5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber
6.   Aggregate principal amount of purchase:  $653,125
7.   Aggregate principal amount of offering:  $313,500,000
8.   Purchase price (net of fees and expenses):  $26.125
9.   Initial public offering price:  $26.125
10.  Commission, spread or profit:           %    $.78
11.  Have the following conditions been satisfied? YES  NO
a.   The securities are part of an issue registered under the Securities
Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934. ___X___ _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a  rights  offering, , the securities were  purchased  on or before the fourth day preceding the day on which the offering terminated). __X___ _______
c.   The underwriting was a firm commitment underwriting.  ___X___ _______
d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___  _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______
(2)   If securities are municipal  securities,  the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___ _______
g.   The purchase price was less than 3% of the Fund's total assets.
___X___ ______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter. ___X____  _______ Approved:
Date:  7/29/97 FORM 10f-3     FUND:  PaineWebber Financial Services Growth
Fund, Inc. Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures
1.   Issuer:  Liberty Financial 2.   Date of Purchase:  7/17/97  3.  Date
offering commenced:  7/17/97 4.   Underwriters from whom purchased:  Merrill
Lynch 5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber 6.   Aggregate principal amount of purchase:  $2,782,500
7.   Aggregate principal amount of offering:  $131,250,000
8.   Purchase price (net of fees and expenses):  $52.50
9.   Initial public offering price:  $52.50
10.  Commission, spread or profit:   %  $1.5
11.  Have the following conditions been satisfied? YES NO
a.   The securities are part of an issue registered under the Securities
Act of 1933 which is being offered to the public or are
"municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934. ___X___ _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
___X___ ______ c.   The underwriting was a firm commitment underwriting.
___X___  _______
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___ _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______
(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the
principal amount of the offering.  ___X___   _______
g.   The purchase price was less than 3% of the Fund's total assets.
___X___  ______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter. ___X____ _______ Approved: Date:
7/29/97 FORM 10f-3     FUND:  PaineWebber Financial Services Growth Fund,
Inc. Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.   Issuer:  S.L. Green Realty
2.   Date of Purchase:  8/15/97
3.  Date offering commenced:  8/15/97
4.   Underwriters from whom purchased:  Lehman Bros.
5.   "Affiliated Underwriter" managing or participating in syndicate: PWJ
6.   Aggregate principal amount of purchase:  525,000
7.   Aggregate principal amount of offering:  212,100,000
8.   Purchase price (net of fees and expenses):  21
9.   Initial public offering price:  21
10.  Commission, spread or profit: %  $.79
11.  Have the following conditions been satisfied? ?YES NO
a.   The securities are part of an issue registered under the Securities
Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934. ___X___  _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated). ___X___ _______
c.   The underwriting was a firm commitment underwriting. __X___  _______
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___ _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous
operation for not less than three years. ___X___   _______
(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___  _______
g.   The purchase price was less than 3% of the Fund's total assets. ___X___
_______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter. ___X____ _______ Approved:Date:8/15/97 FORM 10f-3 Registered Domestic Securities FUND:PaineWebber Financial Services Growth Fund Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.   Issuer:  Vornado Realty
2.   Date of Purchase:  10/21/97
3.  Date offering commenced:  10/21/97
4.   Underwriters from whom purchased:  Merrill Lynch
5.   "Affiliated Underwriter" managing or participating in syndicate:
PaineWebber
6.   Aggregate principal amount of purchase:  $1,935,000
7.   Aggregate principal amount of offering:  $450,000,000
8.   Purchase price (net of fees and expenses):  $45
9.   Initial public offering price:  $45
10.  Commission, spread or profit:  % 1.20
11.  Have the following conditions been satisfied? YES NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public. ___X___ _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the  fourth day preceding the day  on which the offering terminated).
___X___  _______
c.   The securities were purchased at a price not more than the price paid by each other purchaser in the offering. ___X___ _______
d.   The  underwriting was a firm commitment underwriting,___X___ _______
e.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___ ________
f.   The  issuer of the securities and any predecessor have been in continuous operation for not less than three years . ___X___  _______
g. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins (of the Fund s Sub-Adviser, if applicable) did not exceed 25% of the principal amount of the offering. ___X___ ________
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale. ___X____ _______ Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as Paine Webber Group Inc. and any of its affiliates, including PaineWebber Incorporated.  In the case of a Fund
advised by a Sub-Adviser,   Affiliated Underwriter  shall also include any
brokerage affiliate of the Sub-Adviser. Approved: Date:  11/4/97 FORM 10f-3
FUND: PaineWebber Financial Services Growth Fund, Inc. Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures
1.   Issuer:  Southwest Corp.
2.   Date of Purchase:  10/9/97
3.  Date offering commenced:  10/9/97
4.   Underwriters from whom purchased:  Merrill Lynch
5.   "Affiliated Underwriter" managing or participating in syndicate: PWJ
6.   Aggregate principal amount of purchase:  $255,000
7.   Aggregate principal amount of offering:  $127,500,000
8.   Purchase price (net of fees and expenses):  51
9.   Initial public offering price:  51
10.  Commission, spread or profit:  %    $.91
11.  Have the following conditions been satisfied? YES  NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.
___X___ _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated). ___X___ _______
c.   The underwriting was a firm commitment underwriting. ___X___   _______
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.___X___ _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______ (
2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___ _______
g.   The purchase price was less than 3% of the Fund's total assets. ___X___
_______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter. ___X____  _______Approved:
Date:  10/10/97 FORM 10f-3     FUND:  PaineWebber Financial Services Growth
Fund, Inc. Record of Securities Purchased Under the Fund's Rule 10f-3
Procedures
1.   Issuer:  Cresent Real Estate
2.   Date of Purchase:  10/8/97
3.  Date offering commenced:  10/8/97
4.   Underwriters from whom purchased:  UBS
5.   "Affiliated Underwriter" managing or participating in syndicate: PWJ
6.   Aggregate principal amount of purchase:  $195,000
7.   Aggregate principal amount of offering:  $390,000,000
8.   Purchase price (net of fees and expenses):  39
9.   Initial public offering price:  39
10.  Commission, spread or profit: %    $.20
11.  Have the following conditions been satisfied?  YES NO
a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities"
as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.
___X___  _______
b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated). ___X___ _______
c.   The underwriting was a firm commitment underwriting.  ___X___ _______
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. ___X___ _______
e.   (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years. ___X___ _______ (
2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization or, if the  issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization. _______ _______
f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering. ___X___ _______
g.   The purchase price was less than 3% of the Fund's total assets.___X___
_______
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the
account of any Affiliated Underwriter. ___X____   ______ Approved:Date:
10/9/97